UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Alexandra House Office 225/227, The Sweepstakes, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NBRV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2023, Nabriva Therapeutics Ireland Designated Activity Company, a wholly owned subsidiary of Nabriva Therapeutics plc (the “Company”), entered into a Letter Agreement (the “Letter Agreement”) with MSD International Business GmbH and Merck Sharp & Dohme LLC, each a subsidiary of Merck & Co., Inc., relating to the Sales Promotion and Distribution Agreement, dated July 15, 2020 (the “Distribution Agreement”), pursuant to which the Company previously exclusively licensed the right to promote, distribute and commercialize SIVEXTRO for acute bacterial skin and skin structure infections caused by certain susceptible Gram-positive microorganisms in the United States and its territories. Pursuant to the Letter Agreement, the Company’s exclusive license to promote, distribute and commercialize SIVEXTRO was converted to a non-exclusive license, and the parties agreed to terminate the Distribution Agreement, effective June 30, 2023. The Company no longer intends to actively promote SIVEXTRO but expects to continue to make SIVEXTRO available to wholesale customers and record revenue on account of any sales until June 30, 2023. After June 30, 2023, the Company will no longer have the right to promote, distribute or commercialize SIVEXTRO.

The foregoing description of certain terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Letter Agreement, dated January 31, 2023, by and among Nabriva Therapeutics Ireland Designated Activity Company, MSD International Business GmbH and Merck Sharp & Dohme LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 * Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabriva Therapeutics plc

Date: February 3, 2023	By:	/s/ Daniel Dolan
Daniel Dolan
Chief Financial Officer